SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                          OF THE SECURITIES ACT OF 1934

Date of Report (date of earliest event reported)   October 8, 2002
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                        Nelnet Student Loan Funding, LLC
                        --------------------------------
             (Exact name of registrant as specified in its charter)
                (Sponsor of the Nelnet Student Loan Trust 2002-1)




           Delaware                333-82280                  75-2997993
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(State of other jurisdiction      (Commission               (IRS Employer
of incorporation)                 File Number)                ID Number)


121 South 13th Street, Suite 401, Lincoln, Nebraska                68508
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(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number,
Including area code:                                      (402) 458-2301
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        (Former name or former address, if changed since last report)

Item 5. Other Events
--------------------

        This Current Report on Form 8-K is being filed to file copies of an Underwriting Agreement among Nelnet Student Loan Funding, LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (the "Underwriting Agreement") dated as of September 26, 2002, an Indenture of Trust by and between Nelnet Student Loan Funding, LLC and Zions First National Bank (the "Indenture"), and a Trust Agreement by and between Nelnet Student Loan Funding, LLC and Wilmington Trust Company, as Delaware trustee, (the "Trust Agreement"). The Underwriting Agreement, the Indenture and the Trust Agreement were executed in connection with the issuance by Nelnet Student Loan Trust 2002-2 of $1,200,000,000 of its Student Loan Asset-Backed Floating Rate Notes on October 8, 2002. The details of this issuance are contained in the Prospectus Supplement filed on October 4, 2002.

        The following agreements were executed and delivered as of September 1, 2002 by the respective parties thereto: (a) the Loan Purchase Agreement by and between Nelnet Student Loan Trust 2002-2 acting through Zions First National Bank as indenture trustee and Nelnet Student Loan Funding, LLC; (b) the Master Servicing Agreement by and among Nelnet, Inc., Nelnet Student Loan Trust 2002-2 and Nelnet Student Loan Funding, LLC; and (c) the Administration Agreement among Nelnet Student Loan Trust 2002-2, Wilmington Trust Company, as Delaware trustee, Zions First National Bank, as indenture trustee, and Nelnet, Inc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

1.1 Underwriting Agreement among Nelnet Student Loan Funding, LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated dated as of September 26, 2002 (filed herewith).

4.1 Indenture of Trust by and between Nelnet Student Loan Funding, LLC and Zions First National Bank, dated as of September 1, 2002 (filed herewith).

4.2 Trust Agreement by and between Nelnet Student Loan Funding, LLC and Wilmington Trust Company, as Delaware trustee, dated as of September 1, 2002 (filed herewith).

99.1 Loan Purchase Agreement by and between Nelnet Student Loan Trust 2002-2, acting through Zions First National Bank, as indenture trustee and Nelnet Student Loan Funding, LLC, dated as of September 1, 2002 (filed herewith).

99.2 Master Servicing Agreement by and among Nelnet, Inc., Nelnet Student Loan Trust 2002-2 and Nelnet Student Loan Funding, LLC, dated as of September 1, 2002 (filed herewith).

99.3 Administration Agreement among Nelnet Student Loan Trust 2002-2, Wilmington Trust Company, as Delaware trustee, Zions First National Bank, as indenture trustee, and Nelnet, Inc., dated as of September 1, 2002 (filed herewith).

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          NELNET STUDENT LOAN
                                          FUNDING, LLC


                                          By: NELNET STUDENT LOAN FUNDING
                                              MANAGEMENT CORPORATION, as Manager



                                          By:/s/ Jeffrey R. Noordhoek
                                             -------------------------------
                                             Jeffrey R. Noordhoek
                                             Senior Vice President

Dated:  October 21, 2002

                                  EXHIBIT INDEX



               Exhibit


(1.1)   Underwriting Agreement
(4.1)   Indenture of Trust
(4.2)   Trust Agreement
(99.1)  Loan Purchase Agreement
(99.2)  Master Servicing Agreement
(99.3)  Administration Agreement